                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event report) March 9, 2000 (January 28, 2000)
                                                --------------------------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  1-4274                 37-1351861
         --------                  ------                 ----------
(State or other jurisdiction of  (Commission            IRS Employer
incorporation or organization)   File Number)          Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

Citizens First Financial Corp. has scheduled its Annual Meeting of Stockholders at 10:00 a.m. on April 24, 2000 at Jumer Chateau, 1601 Jumer Drive, Bloomington, Illinois.

A press release is attached as Exhibit 99.1.


Exhibit No.                                                         Page
----------                                                          ----
99.1                   Press release dated January 28, 2000           3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 9, 2000                 By:  /s/ C. William Landefeld
                                           -------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer



Dated:   March 9, 2000                 By:   /s/ Dallas G. Smiley
                                            ----------------------
                                            Dallas G. Smiley
                                            Senior Vice-President and
                                            Chief Financial Officer


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